IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2025
Text Block [Abstract]
IFRS 7 Disclosure
Text and tables presented in a blue-tinted font in the Enterprise-Wide Risk Management section of the MD&A form an integral part of the 2025 audited annual consolidated financial statements. They present required disclosures as set out by the International Accounting Standards Board in IFRS 7,
Financial Instruments: Disclosures,
which permits cross-referencing between the notes to the consolidated financial statements and the MD&A. Refer to Notes 1 and 4 of the audited annual consolidated financial statements.
Credit and Counterparty Risk
Credit and Counterparty Risk Governance
The credit risk program seeks to ensure that material credit risks to which the enterprise is exposed are identified, assessed, managed, monitored and reported regularly. The Risk Review Committee (RRC) has oversight of the management of material risks that BMO faces, including the credit risk program. The program incorporates governing principles that are defined in a series of corporate policies and standards and are put into effect through specific operating procedures. These policies and standards are reviewed on a regular basis and modified as necessary, so that they are current and consistent with our risk appetite. The structure, limits (both notional and capital-based), collateral requirements, monitoring, reporting and ongoing management of credit and counterparty exposures are governed by these credit risk management principles.
Lending officers in the operating segments are responsible for recommending credit decisions based on the completion of appropriate due diligence, and they assume accountability for the related risks. In some instances, relatively small transactions may be assessed by an automated decision-making process, or they may be approved by first-line underwriters with appropriate training and review authority. Credit officers in Enterprise Risk and Portfolio Management (ERPM) approve larger transactions or those involving greater risk, and are accountable for providing an objective independent assessment of the relevant lending recommendations and risks assumed by the lending officers. All of the individuals in the first and second lines of defence are subject to a lending qualification process and operate in a disciplined environment with clear delegation of decision-making authority, including individually delegated lending limits where appropriate, which are reviewed annually or more frequently, as needed. The Board of Directors annually delegates to the Chief Executive Officer discretionary lending limits for further specific delegation to senior officers. Credit decision-making is conducted at the management level based on the size and risk of each transaction, in accordance with a range of corporate policies, standards and procedures governing the conduct of activities in which credit risk arises. The Corporate Audit Division reviews and tests management processes and controls, and samples credit transactions in order to assess adherence to acceptable lending standards as set out in BMO’s Risk Appetite Statement, as well as compliance with applicable corporate policies, standards and procedures.
For wholesale borrowers presenting a higher than normal risk of default, BMO has formal policies in place that outline the process for managing such accounts, as well as specialized groups that manage them, as appropriate. We strive to identify borrowers facing financial difficulty as early as possible, and to return such accounts to an acceptable level of risk through the application of good business judgment and the implementation of sound and constructive workout solutions.
All credit risk exposures are subject to regular monitoring. Performing wholesale accounts are reviewed on a regular basis, generally no less frequently than annually, with most subject to internal monitoring of triggers that, if breached, lead to an interim review. The frequency of review rises in accordance with the likelihood and size of potential credit losses, and deteriorating higher-risk situations are referred to specialized account management
groups for closer attention, as appropriate. In addition, regular portfolio and sector reviews are conducted, including stress testing and scenario analysis based on current, emerging or prospective risks. Reporting is provided at least quarterly, and more frequently where appropriate, to the Board of Directors and senior management committees in order to keep them informed of credit risk developments in our portfolios, including changes in credit risk concentrations, watchlist accounts, impaired loans, provisions for credit losses, negative credit migration and significant emerging credit risk issues. This supports the RRC and senior management committees in any related decisions they may make.
Counterparty credit risk (CCR) involves a bilateral risk of loss because the market value of a transaction can be positive or negative for either counterparty. CCR exposures are subject to the credit oversight, limits, Risk Management Framework (RMF) and approval process outlined above. However, given the nature of the risk, CCR exposures are also monitored under the market risk program. In order to reduce our exposure to CCR, transactions are often collateralized and trades may be cleared through a regulated central counterparty (CCP), which reduces overall systemic risk by standing between counterparties, maximizing netting across trades and insulating counterparties from each other’s defaults. CCPs mitigate the risk of default by any member through margin requirements (both initial and variation) and a default management process, including a default fund and other provisions. Our exposures to CCPs are subject to the same credit risk governance, monitoring and rating process we apply to all other corporate accounts.
Credit and Counterparty Risk Management
Collateral Management
Collateral is used for credit risk mitigation purposes in order to minimize losses that would otherwise be incurred in the event of a default. Depending on the type of borrower or counterparty, the assets available and the structure and term of the credit obligations, collateral can take various forms. For wholesale borrowers, collateral can take the form of pledges of the assets of a business, such as accounts receivable, inventory, machinery or real estate, or personal assets pledged in support of guarantees. For trading counterparties, BMO may enter into legally enforceable netting agreements for on-balance
sheet credit exposures, when possible. In the securities financing business (including repurchase agreements and securities lending agreements), we obtain eligible financial collateral that we control and can readily liquidate.
Collateral for BMO’s derivatives trading counterparty exposures primarily comprises cash and eligible liquid securities that are monitored and revalued on a daily basis. Collateral is obtained under the contractual terms of standardized industry documentation.
With limited exceptions, we utilize the Master Agreement provided by International Swaps and Derivatives Association Inc., frequently with a Credit Support Annex (CSA), to document our collateralized trading relationships with counterparties for over-the-counter
(OTC) derivatives that are not centrally cleared.
A CSA entitles a party to demand a transfer of collateral (or other credit support) when its exposure to OTC derivatives of the other party exceeds an agreed threshold. Collateral to be transferred can include variation margin or initial and variation margin. CSAs contain, among other measures, certain thresholds and provisions setting out acceptable types of collateral, a method for their valuation (discounts are often applied to market values), the availability of the collateral for re-pledging
by the recipient and the manner in which interest is to be calculated.
To document our contractual securities financing relationships with counterparties, we utilize master repurchase agreements for repurchase transactions, and master securities lending agreements for securities lending transactions.
On a periodic basis, collateral is subject to revaluation based on the specific asset type. For loans, the value of collateral is initially established at the time of origination, and the frequency of revaluation is dependent on the type of collateral. For certain types of collateral that change frequently (e.g., accounts receivable and inventory), monitoring consists of borrower reporting, covenants and/or triggers, as appropriate, to provide early warning signs of collateral value deterioration. Periodic inspections of physical collateral may be performed, where appropriate, taking into consideration collateral type, borrower risk profile and the feasibility of conducting such inspections. For commercial real estate collateral, a full external appraisal of the property is typically obtained at the time of loan origination, unless the exposure is below a specified threshold amount, in which case an internal evaluation and a site inspection are conducted. Internal evaluations may consider property tax assessments, purchase prices, real estate listings or realtor opinions. The case for an updated appraisal is reviewed annually, with consideration given to the borrower risk rating, existing tenants and lease contracts, as well as current market conditions.
In the event a loan is classified as impaired, depending on its size, a current external appraisal, valuation or restricted use appraisal is obtained and updated every 12 months, or more frequently as appropriate, as long as the loan remains classified as impaired. In Canada, for residential real estate that has an original loan-to-value
(LTV) ratio of less than
80
%, an independent property valuation is routinely obtained at the time of loan origination. For U.S. residential loans secured by real estate, an independent property valuation is obtained for loans that will be retained in BMO’s loan portfolio. For certain real estate loans originated for sale to government-sponsored agencies, this requirement may be waived based on an existing valuation already on file with that agency.
We may use an external service provided by Canada Mortgage and Housing Corporation (CMHC) or an automated valuation model from a third-party appraisal management provider to assist in determining either the current value of a property or the need for a full property appraisal.
For insured residential mortgages in Canada with an original LTV ratio greater than 80%, the default insurer is responsible for confirming the current value of the property.
Portfolio Management and Concentrations of Credit and Counterparty Risk
Our credit risk governance policies require an acceptable level of diversification, which is intended to avoid undue concentrations of credit risk. Concentrations of credit risk may occur when a relatively large number of clients are engaged in similar activities, are located in the same geographic region or have similar economic characteristics such that their ability to meet contractual obligations could be similarly affected by changes in economic, political or other conditions. Limits may be specified for several portfolio dimensions, including industry, specialty segments, country, product and single-name concentrations. We use a range of tools to reduce the credit risk exposures in our loan portfolio. These include asset sales, traditional securitizations, or the purchase of credit protection in the form of credit default swaps or credit insurance and risk transfer transactions. Credit risk is mitigated by obtaining protection from better-rated counterparties or high-quality collateral. Credit risk mitigation activities support our management of capital, as well as individual and portfolio credit concentration.
Our credit assets consist of a well-diversified portfolio representing millions of clients, the majority of them individual consumers and small to medium-sized
businesses. On a drawn loans and commitments basis, our most significant credit exposure at default as at October 31, 2025 was to individual consumers, comprising
$
360,814
 million ($
353,309
 million as at October 31, 2024).
Credit valuation adjustments (CVA) are fair value adjustments to capture counterparty credit risk in our derivative valuations. CVA profit and loss (P&L) is recognized daily to help mitigate any loss from a counterparty default by recognizing the expected credit loss given the counterparty’s probability of default, as well as our credit exposure. The risks that arise from CVA are subject to our RMF and actively monitored by a business unit reporting to trading management that has been designated to manage CVA P&L for the bank. Market hedging is performed to manage CVA risks. This activity is subject to the bank’s RMF in order to manage the effectiveness of hedges, and provide independent review and oversight. The bank calculates CVA capital using both the standardized and basic approach methodologies for CVA.
Total credit exposures at default by type and industry sector, as at October 31, 2025 and 2024, based on the Basel III classifications, are disclosed in the table below.
TABLE 33

(Canadian $ in millions)	Drawn (3) (7)		Commitments (undrawn) (3) (8)		Other off-balance sheet items (3) (9)		OTC derivatives (4) (10)		Repo-style transactions (4) (5) (11)		Total (1)
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Individual	293,947	287,741	66,867	65,568	–	–	–	–	–	–	360,814	353,309
Financial institutions	79,224	105,378	22,460	20,484	5,750	7,447	26,790	27,393	18,756	17,712	152,980	178,414
Governments	259,618	230,353	3,137	3,024	1,663	1,760	8,631	4,481	2,426	1,070	275,475	240,688
Manufacturing	34,540	33,561	15,840	15,555	1,726	1,696	1,182	1,049	–	–	53,288	51,861
Real estate	72,516	66,650	10,750	8,632	1,265	1,234	520	412	–	–	85,051	76,928
Retail trade	29,470	30,595	4,258	4,262	855	645	158	152	–	–	34,741	35,654
Service industries	59,153	54,433	14,793	13,830	2,674	3,192	1,334	990	–	–	77,954	72,445
Wholesale trade	22,848	21,868	7,328	7,212	706	670	306	268	–	–	31,188	30,018
Oil and gas	3,479	3,180	3,064	3,010	510	623	677	610	–	–	7,730	7,423
Utilities	7,141	10,068	11,840	9,304	4,446	3,799	2,344	2,444	–	–	25,771	25,615
Others (2)	55,231	54,173	21,482	19,247	4,753	4,343	3,106	2,306	–	–	84,572	80,069
Total exposure at default (6)	917,167	898,000	181,819	170,128	24,348	25,409	45,048	40,105	21,182	18,782	1,189,564	1,152,424

(1)	Credit exposure excluding equity, securitization and other assets, such as non-significant investments, goodwill, deferred tax assets and intangibles.
(2)	Includes remaining industries that individually comprise less than 2% of total exposures.
(3)	Represents gross credit exposures without accounting for collateral.
(4)	Credit exposure at default is inclusive of collateral.
(5)
Repo-style transactions include repos, reverse repos and securities lending transactions, which represent both asset and liability exposures. The impact of collateral on the credit exposure for repo-style transactions is
$
332,756 million ($270,482 million in fiscal 2024).

(6)	Excludes exposures arising from derivative and repo-style transactions that are cleared through a clearing house or a central counterparty totalling $8,137 million ($7,086 million in fiscal 2024).
(7)	Drawn exposures include loans, acceptances, deposits with regulated financial institutions and certain securities.
(8)
Undrawn commitments cover unutilized authorizations associated with the drawn exposures noted above, including any authorizations that are unconditionally cancellable. EAD for undrawn commitments is model-generated, based on internal empirical data.

(9)	Other off-balance sheet exposures include items such as guarantees, standby letters of credit and documentary credits.
(10)	Over-the-counter (OTC) derivatives are those in proprietary accounts that result in exposure to credit risk in addition to market risk. EAD for OTC derivatives is calculated inclusive of collateral.
(11)	EAD for repo-style transactions is the calculated exposure, net of collateral.
Credit Risk Rating Systems
BMO’s credit risk rating systems are designed to assess and measure the risk of exposure.
Credit risk parameters for both the wholesale and retail models are monitored for performance on a quarterly basis, and reviewed or revalidated regularly.
Refer to the Model Risk section for a discussion of model risk mitigation processes.
Retail (Consumer and Small Business)
The retail portfolios comprise a diversified group of individual customer accounts and include residential mortgages, personal loans, credit cards, auto loans, recreational vehicle loans, marine loans and small business loans. These loans are managed in pools of homogeneous risk exposures for risk rating purposes. Decision support processes are developed using established statistical techniques and expert systems for underwriting and monitoring purposes. We combine adjudication models, behavioural scorecards, decision trees and expert knowledge to generate optimal credit decisions in a centralized and automated environment.
The retail risk rating system assesses risk by evaluating each loan based on key borrower and transaction characteristics. We have a range of internally developed PD, LGD and EAD models for each of the major retail portfolios. The principal product lines within each of the retail portfolios are modelled separately, so that the risk-based parameters capture the distinct nature of each product. The models, in general, are based on internal historical data recorded over a multi-year period that includes at least one full economic cycle, in compliance with regulatory requirements. Adjustments are incorporated into the parameters, as appropriate, to account for uncertainties.
The retail parameters are tested and calibrated on an annual basis, if required, to incorporate additional data points and recent experience in the parameter estimation process.
Retail Credit Probability of Default Bands by Risk Rating
TABLE 34

Risk profile	Probability of default band
Exceptionally low	≤ 0.05%
Very low	> 0.05% to 0.20%
Low	> 0.20% to 0.75%
Medium	> 0.75% to 7.00%
High	> 7.00% to 99.99%
Default	100%
Wholesale (Sovereign, Bank, Corporate and Commercial)
Within our wholesale portfolios, an enterprise-wide risk rating approach is applied to all sovereign, bank, corporate and commercial counterparties. One key element of this approach is the assignment of appropriate borrower or counterparty risk ratings (BRRs). We have a range of internally developed general and sector-specific BRR models, as well as LGD and EAD models.
The BRR models capture the key financial and
non-financial
characteristics of the borrowers and generate a borrower-level rating that reflects the relative ranking of the default risk. The models are primarily based on internal data, supplemented by judgment as necessary for low-default
portfolios.
BRRs are assessed and assigned at the time of loan origination, and reassessed when borrowers request changes to credit facilities or when events trigger a review, such as an external rating change or a covenant breach. BRRs are typically reviewed no less frequently than annually, and more frequent reviews are conducted for borrowers with less acceptable risk ratings.
Credit Quality Information
Portfolio Review
Total enterprise-wide outstanding credit risk exposures were $1,189.6 billion as at October 31, 2025, with $596.4 billion recorded in Canada, $542.7 billion in the United States and $50.5 billion in other jurisdictions.
This represented an increase of $37.1 billion or 3% from the prior year.
BMO’s loan book continues to be well-diversified by industry and geographic region
. Total gross loans and acceptances were largely unchanged at $682.9 billion as at October 31, 2025. The geographic mix of BMO’s Canadian and U.S. portfolios represented 58.3% and 40.0% of total loans, respectively, compared with 57.5% and 40.7% in the prior year. The loan portfolio is well-diversified, with the consumer loan portfolio representing 44.1% of the total portfolio, an increase from 43.6% in the prior year, and business and government loans representing 55.9% of the total portfolio, a slight decrease from 56.4% in the prior year.
MANAGEMENT’S DISCUSSION AND ANALYSIS

Market Risk
Market risk arises from our trading and underwriting activities, as well as our structural banking activities. The magnitude and importance of these activities to the enterprise, along with the potential volatility of market variables, call for diligent governance and a robust market risk program that can provide effective identification, measurement, reporting and control of market risk exposures.
Trading and Underwriting Market Risk Governance
Our market risk-taking activities are subject to an extensive governance process. The Risk Review Committee (RRC) oversees the management of market risk on behalf of the Board of Directors and approves limits governing market risk exposures that are consistent with our risk appetite. The Risk Management Committee (RMC) regularly reviews and assesses significant market risk exposures and positions, and exercises ongoing senior management oversight of our risk-taking activities. Both of these committees are kept apprised of specific market risk exposures and any developments that could expose BMO to unusual, unexpected or unquantified risks associated with those market risk exposures, as well as other current and emerging market risks. In addition, all businesses and individuals authorized to conduct trading and underwriting activities on behalf of BMO are required to work within our governance approach and, as part of their first-line-of-defence
responsibilities, must adhere to all relevant corporate policies, standards and procedures, and maintain and manage market risk exposures within specified limits and risk tolerances. In support of our Risk Management Framework (RMF), our market risk management program comprises processes, infrastructure and supporting documentation which together enable the identification, assessment, measurement, management and reporting of our market risk exposures.
Trading and Underwriting Market Risk
Our trading and underwriting businesses give rise to market risk associated with buying and selling financial products in the course of meeting our customers’ needs, such as market-making and related financing activities, and assisting clients to raise funds through securities issuance.
Identification and Assessment of Trading and Underwriting Market Risk
As the first step in the management of market risk, rigorous assessment processes are in place to identify market risk exposures associated with both new products and the evolving risk profile of existing products, including on-
and
off-balance
sheet positions, trading and
non-trading
positions, leveraged loan, bond and equity underwriting, and market risk exposures arising from the domestic and foreign operations of our operating segments.
Various metrics and techniques are employed to measure identified market risk exposures. These include
Value-at-Risk
(VaR) and stress tests, as well as sensitivity to market risk factors and position concentrations. Results are reported to the appropriate line of business, the RMC and RRC on a regular basis.
VaR and stress testing metrics should not be viewed as definitive predictors of the maximum amount of losses that could be experienced in the trading and underwriting portfolios in any one day, as their results are based on models and estimates and are subject to confidence levels, and the estimates could be exceeded under unforeseen market conditions.
Models support the measurement of our exposure to the risk of adverse outcomes for income, retained earnings and capital. We use a variety of methods to verify the integrity of our risk models, including the application of back-testing against hypothetical
losses and approval by an independent model validation team. The data and correlations that underpin our models are updated frequently, so that risk metrics reflect current market conditions.
Market risk risk-weighted assets (RWA) are calculated using a standardized approach under Basel III for trading book activities along with foreign exchange risk in the banking book. Policies defining the activities eligible for trading book capital treatment and banking book capital treatment are used to delineate in-scope
activity. Exceptions to general assumptions about trading book and banking book categories
are reported to OSFI. Such exceptions principally arise from instruments that are designated as trading under International Financial Reporting Standards (IFRS) but used to hedge banking book market risks, along with deferred compensation plan hedging. The fair value of instruments under exception is $
1,378

million net asset and $
12,996

million gross.
Monitoring and Control of Trading and Underwriting Market Risk
Limits are set for our trading and underwriting activities, and are subject to regular monitoring and reporting. Reporting and escalation of exposures to senior management are performed based on our risk policies. Other significant controls include the independent valuation of financial assets and liabilities, as well as compliance with our model risk program to mitigate model risk.
Internal risk transfer (IRT) transactions are used to hedge interest rate, credit spread and equity banking book market risks by way of the trading book. This activity is governed by policies intended to ensure compliance with OSFI’s CAR Guideline. No instruments were reassigned between the trading and banking books in fiscal 2025.
Trading Market Risk Measures
Total Trading Value at Risk (VaR) Summary
(1)
TABLE 43

As at or for the year ended October 31 (Pre-tax Canadian $ equivalent in millions)	2025				2024
	Year-end	Average	High	Low	Year-end	Average	High	Low
Commodity VaR	8.2	8.0	16.1	2.0	2.1	3.8	5.4	2.0
Equity VaR	12.8	20.1	35.7	11.7	24.0	16.1	24.0	8.1
Foreign exchange VaR	0.8	1.8	5.1	0.8	1.0	1.2	2.9	0.4
Interest rate VaR (2)	30.0	28.2	41.9	21.4	23.0	30.8	44.7	22.1
Diversification	(25.9)	(21.1)	nm	nm	(17.6)	(19.7)	nm	nm
Total Trading VaR	25.9	37.0	48.1	25.9	32.5	32.2	45.5	23.1

(1)	One-day measure using a 99% confidence interval. Gains are presented in brackets and losses are presented as positive numbers.
(2)	Interest rate VaR includes general credit spread risk.
nm – not meaningful
Structural
(Non-Trading)
Market Risk
Structural market risk comprises interest rate risk arising from our banking activities, such as those involving loans and deposits, and foreign exchange risk arising from our foreign currency operations and exposures.
Structural Market Risk Governance
BMO’s Corporate Treasury group is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight provided by the Market Risk group. In addition to the limits approved by our Board of Directors on earnings at risk and the sensitivity of economic value to changes in interest rates, more granular management limits are in place to guide the daily management of this risk.
The RRC oversees structural market risk management, regularly reviews structural market risk positions and annually approves the structural market risk plan and limits. The RMC and the Asset Liability Committee (ALCO) provide ongoing senior management oversight of risk positions and related activities.
Structural Market Risk Measurement
Interest Rate Risk
Structural interest rate risk arises when changes in interest rates affect the market value, cash flows and earnings of assets and liabilities related to our banking activities. The objective of structural interest rate risk management is to maintain high-quality earnings and maximize sustainable product spreads, while managing risk to the economic value of our net assets arising from changes in interest rates.
Structural interest rate risk primarily comprises interest rate mismatch risk and product-embedded option risk.
Interest rate mismatch risk arises when there are differences in the scheduled maturities, repricing dates or reference rates of assets, liabilities and derivatives. The net interest rate mismatch, representing residual assets funded by common shareholders’ equity, is managed to align with a target maturity profile through interest rate swaps and securities.
Product-embedded option risk arises when product features allow customers to alter the timing of cash flows, such as scheduled maturity or repricing dates, usually in response to changes in market conditions. Product-embedded options include loan prepayments, deposit redemption privileges and committed rates on unadvanced mortgages. These options and associated customer behaviour are captured in risk modelling, and hedging programs may be used to limit the level of exposure to this risk.
Structural interest rate risk is measured using simulations, analyses of the sensitivity of earnings and economic value, stress testing and gap analysis, in addition to other risk metrics.

Earnings Sensitivity
is a measure of the impact of potential changes in interest rates on the projected
12-month
pre-tax
net income from a portfolio of assets, liabilities and
off-balance
sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
Economic Value Sensitivity
is a measure of the impact of potential changes in interest rates on the market value of a portfolio of assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
The models that measure structural interest rate risk incorporate projected changes in interest rates and predict the likely reaction of our customers to these changes. For customer loans and deposits with scheduled maturity and repricing dates (such as mortgages and term deposits), the models measure the extent to which customers are likely to use embedded options to alter those scheduled dates. For customer loans and deposits without scheduled maturity and repricing dates (such as credit card loans and chequing accounts), exposure is measured using models that adjust for elasticity in product pricing and reflect historical and forecasted trends in balances. The results generated by these structural market risk models are inherently uncertain, as they reflect potential future pricing and customer behaviour, which may differ from actual experience. These models have been developed using statistical analysis and are independently validated and periodically updated through regular model performance assessment, back-testing and ongoing dialogue with the lines of business. Models developed to predict customer behaviour are also used to support product pricing.
The sensitivity of structural interest rate earnings and economic value to an immediate parallel increase or decrease of 100 basis points in the yield curve is disclosed in the table below.
Structural
Interest Rate Sensitivity
(1) (2)
TABLE 44

	Economic value sensitivity				Earnings sensitivity
(Pre-tax Canadian $ equivalent in millions)	October 31, 2025			October 31, 2024	October 31, 2025			October 31, 2024
	Canada (3)	United States	Total	Total	Canada (3)	United States	Total	Total
100 basis point increase	(986)	(750)	(1,736)	(1,483)	104	252	357	367
100 basis point decrease	983	80	1,063	660	(26)	(296)	(322)	(210)

(1)	Losses are presented in brackets and gains are presented as positive numbers.
(2)	Interest rate sensitivities assume an immediate and sustained parallel shift in assumed interest rates across the entire yield curve as at the end of the period, using a constant balance sheet.
(3)	Includes Canadian dollar and other currencies.
Non-Trading
Foreign Exchange Risk
Structural foreign exchange risk arises primarily from
translation
risk related to our net investment in U.S. operations and from transaction risk associated with U.S. dollar-denominated net income.
Translation risk arises from the potential impact that changes in foreign exchange rates could have on our reported shareholders’ equity and capital ratios. We economically manage the impact of changes in foreign exchange rates on our capital ratios.Exchange rate fluctuations will affect future results measured in Canadian dollars, and the impact on those results is a function of the periods during which revenue, expenses and provisions for credit losses arise. Hedging positions may be taken to partially offset the pre-tax
effects of Canadian dollar/U.S. dollar exchange rate fluctuations on financial results, although we did not enter into any hedging arrangements in the current or prior year. If future results are consistent with results in fiscal 2025, each one cent increase (decrease) in the Canadian dollar/U.S. dollar exchange rate would be expected to increase (decrease) the Canadian dollar equivalent of U.S. operations net income before income taxes for the year by $35 million, in the absence of hedging arrangements.
Liquidity and Funding Risk
Managing liquidity and funding risk is integral to maintaining enterprise soundness and safety, depositor confidence and earnings stability. It is BMO’s policy to maintain a level of liquid assets and funding capacity sufficient to meet our financial commitments, even in times of stress.
Liquidity and
Funding
Risk Governance
The Corporate Treasury group and the operating segments, as the first line of defence, are responsible for the ongoing identification, assessment, measurement, management and reporting of liquidity and funding risk. The Corporate Treasury group is responsible for monitoring and reporting on exposures to liquidity and funding risk across the enterprise; develops and recommends for approval the Liquidity and Funding Risk Management Framework and the related Risk Appetite Statement and limits; monitors adherence to relevant corporate policies; and assesses the impact of market events on liquidity and funding requirements on an ongoing basis.
Enterprise Risk and Portfolio Management (ERPM), as the second line of defence, exercises oversight, conducts independent risk assessment and provides effective challenge of liquidity and funding management frameworks, policies, limits, monitoring and reporting across the enterprise.
The Risk Management Committee (RMC) and Asset Liability Committee (ALCO) provide senior management oversight, and review and discuss significant liquidity and funding policies, issues and developments that arise in the pursuit of BMO’s strategic priorities. The Risk Review Committee (RRC) provides oversight of the management of liquidity and funding risk, annually approves the applicable policies, limits and contingency plan, and regularly reviews liquidity and funding positions.
Liquidity and Funding Risk Management
BMO’s liquidity and funding risk program is defined and authorized in alignment with corporate policies approved by our Board of Directors and standards approved by management. These policies and standards set out key management principles, liquidity and funding metrics and related limits, as well as roles and responsibilities in the management of liquidity and funding risk across the enterprise.
We have a robust limit structure in place in order to manage liquidity and funding risk. These limits define BMO’s risk appetite for the key Stress Net Liquidity Position (stress NLP) measure, regulatory liquidity ratios, secured and unsecured funding appetite (for both trading and structural activities), as well as enterprise collateral pledging. Limits also establish the tolerance for concentrations of maturities, as well as requirements for counterparty liability diversification, business pledging activity, and the size and type of committed and uncommitted credit and liquidity facilities that may be outstanding.
Operating within these limits helps to confirm that liquidity and funding risk is appropriately managed. An enterprise-wide contingency plan intended to facilitate effective risk management in the event of a disruption is also in place. Early warning indicators identified in the contingency plan are regularly monitored in order to detect any signs of rising levels of liquidity or funding risk in the market, or any exposure to other risks specific to BMO.
Liquidity and Funding Risk Measurement
A key component of liquidity risk management is the measurement of liquidity risk under stress. We use stress NLP as a key measure of liquidity risk. Stress NLP represents the amount by which liquid assets exceed potential funding needs under severe systemic and enterprise-specific stress scenarios, and a combination thereof. Potential funding needs may arise from obligations to repay retail, commercial and wholesale deposits that are withdrawn or not renewed, or to fund drawdowns on available credit and liquidity lines, as well as from obligations to pledge collateral due to ratings downgrades or market volatility, along with the ongoing need to fund new assets and strategic investments. Potential funding needs are quantified by applying factors to various business activities based on management’s view of the relative level of liquidity risk related to each activity. These factors vary by deposit classification (e.g., retail, small business, non-financial
corporate or wholesale counterparties) and deposit type (e.g., insured, uninsured, operational or non-operational
deposits), as well as by commitment type (e.g., committed or uncommitted credit or liquidity facilities by counterparty type). Stress scenarios also consider the time horizon over which liquid assets can be monetized and management’s assessment of the liquidity value of those assets under conditions of market stress. These potential funding needs are assessed under severe systemic and enterprise-specific stress scenarios, and a combination thereof.
Stress testing results are evaluated against our stated risk appetite and are considered in management’s decisions on limit-setting and internal transfer cost of liquidity, and also help to inform and shape the design of business plans and contingency plans. The liquidity and funding risk program is integrated with enterprise-wide stress testing.
In addition to stress NLP, we regularly monitor positions in relation to the limits and liquidity ratios noted in the Liquidity and Funding Risk Management section above. These include regulatory metrics such as LCR, net cumulative cash flow and NSFR.
Unencumbered Liquid Assets
Unencumbered liquid assets comprise high-quality assets that are marketable, can be pledged as security for borrowings and can be converted to cash in a time frame that meets liquidity and funding requirements. Liquid assets are primarily held in our trading businesses, as well as in supplemental liquidity pools that are maintained for contingent liquidity risk management purposes.As part of the liquidity and funding risk program, a Pledging of Assets corporate policy sets out the approach and limits for pledging financial and non-financial
assets.
Funding Strategy
BMO’s funding strategy requires that secured and unsecured wholesale funding used to support loans and less liquid assets must have a term (typically two to ten years) that will support the effective term to maturity of these assets. Secured and unsecured wholesale funding for liquid trading assets is largely shorter-term (maturing in one year or less), is aligned with the liquidity of the assets being funded and is subject to limits on aggregate maturities across different periods. Supplemental liquidity pools are funded largely with wholesale term funding.
Contractual Maturities of Assets and Liabilities and
Off-Balance
Sheet
Commitments
The tables below show the remaining contractual maturities of on-balance
sheet assets and liabilities and
off-balance
sheet commitments. The contractual maturity of financial assets and liabilities is an input to, but is not necessarily consistent with, the expected maturity of assets and liabilities used in the management of liquidity and funding risk. We forecast asset and liability cash flows, under both normal market conditions and a numbe
r of
stress scenarios, to manage liquidity and funding risk. Stress scenarios incorporate assumptions for loan repayments, deposit withdrawals, and credit commitment and liquidity facility drawdowns by counterparty and product type. Stress scenarios also consider the time horizon over which liquid assets can be monetized and the related discounts (“haircuts”) and potential collateral requirements that may arise from both market volatility and credit rating downgrades, among other assumptions
.

										2025
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No specific maturity	Total
Assets
Cash and cash equivalents	65,232	–	–	–	–	–	–	–	2,252	67,484
Interest bearing deposits with banks	2,461	328	47	2	–	–	–	–	–	2,838
Securities	4,613	5,026	7,358	6,635	11,121	43,792	84,041	190,809	70,081	423,476
Securities borrowed or purchased under resale agreements	105,268	15,571	6,399	1,880	303	–	–	–	–	129,421
Loans (1)
Residential mortgages	2,596	6,037	10,583	14,475	13,025	46,764	66,853	35,365	335	196,033
Consumer instalment and other personal	691	1,584	3,079	4,292	3,376	12,991	20,184	19,079	27,465	92,741
Credit cards	–	–	–	–	–	–	–	–	12,649	12,649
Business and government	11,283	14,430	18,395	23,398	20,399	61,935	98,451	36,768	95,729	380,788
Allowance for credit losses	–	–	–	–	–	–	–	–	(5,050)	(5,050)
Total loans, net of allowance	14,570	22,051	32,057	42,165	36,800	121,690	185,488	91,212	131,128	677,161
Other assets
Derivative instruments	6,336	10,429	5,146	4,122	3,997	7,688	10,420	9,013	–	57,151
Customers’ liability under acceptances	711	–	–	–	–	–	–	–	–	711
Receivable from brokers, dealers and clients	43,167	–	–	–	–	–	–	–	–	43,167
Other	3,752	1,155	455	26	8	15	14	7,990	61,978	75,393
Total other assets	53,966	11,584	5,601	4,148	4,005	7,703	10,434	17,003	61,978	176,422
Total assets	246,110	54,560	51,462	54,830	52,229	173,185	279,963	299,024	265,439	1,476,802

										2025
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No specific maturity	Total
Liabilities and Equity
Deposits (2) (3)	37,399	65,186	66,458	58,424	49,572	55,403	68,983	29,023	545,754	976,202
Other liabilities
Derivative instruments	5,789	9,844	6,317	4,517	4,264	7,180	10,924	9,894	–	58,729
Acceptances	711	–	–	–	–	–	–	–	–	711
Securities sold but not yet purchased (4)	54,876	–	–	–	–	–	–	–	–	54,876
Securities lent or sold under repurchase agreements (4)	113,549	17,158	762	–	–	3,498	–	–	–	134,967
Securitization and structured entities’ liabilities	1	2,375	200	481	1,377	2,980	10,287	33,861	–	51,562
Insurance-related liabilities	90	82	21	23	33	91	220	745	19,131	20,436
Payable to brokers, dealers and clients	45,170	–	–	–	–	–	–	–	–	45,170
Other	11,733	5,244	222	339	120	2,567	2,784	2,659	11,881	37,549
Total other liabilities	231,919	34,703	7,522	5,360	5,794	16,316	24,215	47,159	31,012	404,000
Subordinated debt	–	25	–	–	–	–	25	8,450	–	8,500
Total equity	–	–	–	–	–	–	–	–	88,100	88,100
Total liabilities and equity	269,318	99,914	73,980	63,784	55,366	71,719	93,223	84,632	664,866	1,476,802

(1)	Loans receivable on demand have been included under no specific maturity.
(2)	Deposits payable on demand and payable after notice have been included under no specific maturity.
(3)
Deposits totalling $
27,819
million as at October 31, 2025 have a fixed maturity date; however, they can be redeemed early (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date.

(4)	These are presented based on their earliest maturity date.

										2025
(Canadian $ in millions )	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No specific maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	2,889	4,405	10,029	15,588	22,066	55,191	130,267	6,417	–	246,852
Letters of credit (2)	2,372	5,167	6,192	5,787	5,982	2,530	3,807	76	–	31,913
Backstop liquidity facilities	429	72	–	2,304	2,845	4,543	7,804	361	–	18,358
Other commitments (3)	59	92	154	144	136	444	805	256	–	2,090

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(2)	Letters of credit can be drawn down at any time. These are classified based on their stated contractual maturity.
(3)	Other commitments comprise purchase obligations and lease commitments for leases signed but not yet commenced.

										2024
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No specific maturity	Total
Assets
Cash and cash equivalents	62,827	–	–	–	–	–	–	–	2,271	65,098
Interest bearing deposits with banks	2,513	628	481	18	–	–	–	–	–	3,640
Securities	6,787	14,011	7,840	6,707	9,720	21,264	84,775	172,886	72,890	396,880
Securities borrowed or purchased under resale agreements	85,185	16,803	5,701	2,330	888	–	–	–	–	110,907
Loans (1)
Residential mortgages	1,683	3,284	6,413	6,653	9,252	52,489	77,867	33,227	212	191,080
Consumer instalment and other personal	581	974	1,703	1,827	2,671	14,815	24,595	18,830	26,691	92,687
Credit cards	–	–	–	–	–	–	–	–	13,612	13,612
Business and government	8,647	14,418	16,461	19,448	21,828	63,613	105,740	32,444	102,394	384,993
Allowance for credit losses	–	–	–	–	–	–	–	–	(4,356)	(4,356)
Total loans, net of allowance	10,911	18,676	24,577	27,928	33,751	130,917	208,202	84,501	138,553	678,016
Other assets
Derivative instruments	5,573	7,996	7,211	2,482	1,660	6,365	8,374	7,592	–	47,253
Customers’ liability under acceptances	359	–	–	–	–	–	–	–	–	359
Receivable from brokers, dealers and clients	31,916	–	–	–	–	–	–	–	–	31,916
Other	3,847	1,012	948	31	14	13	13	7,717	61,983	75,578
Total other assets	41,695	9,008	8,159	2,513	1,674	6,378	8,387	15,309	61,983	155,106
Total assets	209,918	59,126	46,758	39,496	46,033	158,559	301,364	272,696	275,697	1,409,647

										2024
(Canadian $ in millions )	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No specific maturity	Total
Liabilities and Equity
Deposits (2) (3)	47,637	74,759	69,479	68,110	48,835	51,789	87,297	25,602	508,932	982,440
Other liabilities
Derivative instruments	6,769	10,541	10,828	3,311	2,160	6,470	9,112	9,112	–	58,303
Acceptances	359	–	–	–	–	–	–	–	–	359
Securities sold but not yet purchased (4)	35,030	–	–	–	–	–	–	–	–	35,030
Securities lent or sold under repurchase agreements (4)	99,364	7,777	721	106	1,016	1,807	–	–	–	110,791
Securitization and structured entities’ liabilities	44	981	1,072	2,183	152	4,353	9,913	21,466	–	40,164
Insurance-related liabilities	93	89	18	18	30	83	195	701	17,543	18,770
Payable to brokers, dealers and clients	34,407	–	–	–	–	–	–	–	–	34,407
Other	12,409	2,968	805	144	1,611	2,492	4,058	2,799	9,434	36,720
Total other liabilities	188,475	22,356	13,444	5,762	4,969	15,205	23,278	34,078	26,977	334,544
Subordinated debt	–	–	–	–	–	25	25	8,327	–	8,377
Total equity	–	–	–	–	–	–	–	–	84,286	84,286
Total liabilities and equity	236,112	97,115	82,923	73,872	53,804	67,019	110,600	68,007	620,195	1,409,647

(1)	Loans receivable on demand have been included under no specific maturity.
(2)	Deposits payable on demand and payable after notice have been included under no specific maturity.
(3)
Deposits totalling $
29,136
 million as at October 31, 2024 have a fixed maturity date; however, they can be redeemed early (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date.

(4)	These are presented based on their earliest maturity date.

										2024
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No specific maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	3,720	5,220	10,229	16,052	16,284	47,054	130,664	7,048	–	236,271
Letters of credit (2)	2,109	5,235	6,113	6,761	6,163	2,310	3,689	36	–	32,416
Backstop liquidity facilities	283	213	213	3,408	1,132	3,047	9,110	818	–	18,224
Other commitments (3)	30	78	94	87	187	399	486	98	–	1,459

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(2)	Letters of credit can be drawn down at any time. These are classified based on their stated contractual maturity.
(3)	Other commitments comprise purchase obligations and lease commitments for leases signed but not yet commenced.